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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 Nos. 333-85978 and 333-106837 and Form S-4 No. 333-106822) of Fox
Entertainment Group, Inc. of our report dated August 13, 2003, with respect to the consolidated financial statements of Fox Entertainment Group, Inc. included in this Annual Report (Form 10-K) for the year ended June 30, 2003.

/s/ Ernst & Young LLP

Los Angeles, California

September 23, 2003